SMITH BARNEY ALLOCATION SERIES INC. (“ALLOCATION SERIES”)

Select High Growth Portfolio

Select Growth Portfolio

Select Balanced Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

SUPPLEMENT DATED DECEMBER 6, 2005

TO THE PROSPECTUSES DATED APRIL 29, 2005

The following information supplements the disclosure in the Prospectuses of the Portfolios listed above. Defined terms have the same meanings as set forth in the Prospectus.

Effective December 1, 2005, the Portfolios compare their performance to the following benchmark indices:

Select High Growth Portfolio

Lehman Brothers U.S. Aggregate Index

Russell 3000 Index

Select Growth Portfolio

Lehman Brothers U.S. Aggregate Index

Russell 3000 Index

Select Balanced Portfolio

Lehman Brothers U.S. Aggregate Index

Russell 1000 Index

The Lehman Brothers U. S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Russell 1000 Index consists of the 1,000 largest U.S. companies by market capitalization.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

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